Exhibit 10.1

AMENDMENT OF SECURITIES PURCHASE AGREEMENT

This Amendment of Securities Purchase Agreement (this “Amendment”) is dated as of September 23, 2008. It amends the Securities Purchase Agreement (the “Agreement”) dated as of September 15, 2008, between Cell Therapeutics, Inc. and Enable Growth Partners LP.

1. In order to correct a clerical error, the definition of in Section 1.1 of the Agreement is amended to read in full as follows:

“B Convertible Notes” means the Series B 10% Convertible Senior Notes of the Company to be issued under a Trust Indenture between the Company and US Bank National Association as Trustee, and of like tenor as the Convertible Notes except for the issuance date being the Option Closing Date and the maturity date being the fourth anniversary of the Option Closing Date.

2. Except as expressly provided in this Amendment, the Agreement remains unchanged and in full force and effect.

CELL THERAPEUTICS, INC.

By:	/s/ James A. Bianco, M.D.
Name: James A. Bianco, M.D.
Title: Chief Executive Officer

ENABLE GROWTH PARTNERS LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil
Title: President and Chief Investment Officer

ENABLE OPPORTUNITY PARTNERS LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil
Title: President and Chief Investment Officer

PIERCE DIVERSIFIED MASTER STRATEGY FUND LLC, ENA

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil
Title: President and Chief Investment Officer